UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2012

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive, Suite 400, San Diego, California 92122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 452-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 23, 2012, La Jolla Pharmaceutical Company (the “Company”) received from the U.S. Patent and Trademark Office a notification of issuance for the Company’s patent application covering certain claims relating to GCS-100, a galectin-3 inhibitor that is being studied for the treatment of cancer and chronic organ failure. The patent is expected to issue on or about March 6, 2012 and will expire on March 13, 2028, without giving effect to any potential patent term extensions that may be available in the future under the Hatch-Waxman Amendments to the Drug Price Competition and Patent Term Restoration Act of 1984.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: February 23, 2012	By:	/s/ George Tidmarsh
	Name:	George Tidmarsh